COHEN & STEERS ALTERNATIVE INCOME FUND, INC.

CLASS A (DVFAX), CLASS C (DVFCX), CLASS F (DVVFX), CLASS I (DVFIX),

CLASS R (DVFRX) AND CLASS Z (DVFZX) SHARES

Supplement dated September 18, 2023 to

Summary Prospectus and Prospectus dated March 1, 2023

Statement of Additional Information dated September 1, 2023

Effective January 1, 2024, Jason Yablon will be added as a portfolio manager of Cohen & Steers Alternative Income Fund, Inc (the “Fund”). Vince L. Childers, Jon Cheigh, William F. Scapell, Elaine Zaharis-Nikas, Benjamin Morton and Jeffrey Palma will continue to serve as portfolio managers of the Fund. As of July 31, 2023, Jason Yablon did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Vince L. Childers, real assets strategy—Senior Vice President of the Advisor. Mr. Childers has been a portfolio manager of the Fund since 2019.

Jon Cheigh, global real estate asset class—Chief Investment Officer and Executive Vice President of the Advisor. Mr. Cheigh has been a portfolio manager of the Fund since 2019.

William F. Scapell, preferred and debt securities asset class—Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since 2019.

Elaine Zaharis-Nikas, preferred and debt securities asset class—Senior Vice President of the Advisor. Ms. Zaharis-Nikas has been a portfolio manager of the Fund since 2019.

Benjamin Morton, global listed infrastructure asset class—Executive Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since 2019.

Jeffrey Palma, multi-asset solutions—Senior Vice President of the Advisor. Mr. Palma has been a portfolio manager of the Fund since 2022.

Jason Yablon, real estate asset class—Executive Vice President of the Advisor. Mr. Yablon has been a portfolio manager of the Fund since 2024.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Vince L. Childers—Mr. Childers joined the Advisor in 2013 and currently serves as Senior Vice President of the Advisor. Mr. Childers is a Chartered Financial Analyst charterholder. He is based in New York.

Jon Cheigh—Mr. Cheigh joined the Advisor in 2005 and currently serves as Chief Investment Officer and Executive Vice President of the Advisor. He is based in New York.

William F. Scapell—Mr. Scapell joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor. Mr. Scapell is a Chartered Financial Analyst charterholder. He is based in New York.

Elaine Zaharis-Nikas—Ms. Zaharis-Nikas joined the Advisor in 2003 and currently serves as Senior Vice President of the Advisor. Ms. Zaharis-Nikas is a Chartered Financial Analyst charterholder. She is based in New York.

Benjamin Morton—Mr. Morton joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor. He is based in New York.

Jeffrey Palma—Mr. Palma joined the Advisor in 2022 and currently serves as Senior Vice President of the Advisor. He is based in New York.

Jason Yablon—Mr. Yablon joined the Advisor in 2004 and currently serves as Executive Vice President of the Advisor. He is based in New York.

The Advisor utilizes a team-based approach in managing the Fund. Vincent L. Childers is responsible for the day-to-day management of the Fund and, leveraging the work of the Asset Allocation Strategy Group, determines the Fund’s asset allocation ranges by conducting quantitative and qualitative analysis and oversees the implementation of allocation decisions across the Fund. Each portfolio manager directs and supervises the execution of the allocation decision for their respective asset class, and leads and guides the other members of their investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Alternative Income Fund*
Vince L. Childers	1	$886	1	$291	3	$477
Jon Cheigh	5	$14,844	32	$4,455	22	$6,894
William F. Scapell	13	$60,907	16	$3,118	23	$2,997
Elaine Zaharis-Nikas	11	$58,165	15	$3,093	20	$2,516
Benjamin Morton	4	$5,102	15	$1,542	22	$3,419
Jeffrey Palma	2	$1,188	2	$369	3	$477
Jason Yablon	12	$26,172	16	$8,782	36	$5,706	(1)

*	Other accounts managed data as of July 31, 2023.
(1)	Two “Other Accounts”, with total assets of $250 million as of July 31, 2023, are subject to performance based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

AIFSPRO – 09.2023